EX-99-B.10


                         Consent of Independent Auditors



The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:

We consent to the incorporation by reference into this Registration Statement (File No. 333-56297) on Form N-4 our reports dated February 3, 1998 and February 27, 1998.




                                                     /s/ KPMG Peat Marwick LLP


Hartford, Connecticut
December 14, 1998